UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

BCB Bancorp, Inc.
(Exact Name of Registrant as Specified in its charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

104-110 Avenue C, Bayonne, New Jersey 07002
Address of principal executive offices

(201) 823-0700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2014, BCB Community Bank appointed Sandra Sievewright as Chief Risk Officer, in addition to her position as Chief Compliance Officer.  Ms. Sievewright has approximately 25 years of banking experience. Her responsibilities will include  oversight of the Bank's Corporate Governance, BSA, Risk Management and Internal Audit departments, among other duties.

On December 8, 2014, BCB Community Bank eliminated the position of Executive  Vice President-Finance, and dismissed William Pawlo from his employment at BCB Community Bank, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.
DATE: December 10, 2014	By:	/s/Thomas Coughlin
Thomas Coughlin
Chief Executive Officer and President
(Duly Authorized Representative)